ACCOUNTS RECEIVABLE, NET - Movement in Allowances for Credit Losses (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Receivables [Abstract]
Balance at beginning of year	$ 965	$ 960	$ 588
Provision for credit losses	6	0	376
Effect of exchange rate	5	5	(4)
Balance at end of year	$ 976	$ 965	$ 960